US EMPLOYEE – 3-Year Vesting 1 PERFORMANCE STOCK UNIT AGREEMENT AGREEMENT by and between KBR, Inc., a Delaware corporation (the “Company”), and ________________ (“Employee”) made effective as of ____________________ (the “Grant Date”). 1. Grant of Performance Stock Units. (a) Units. Pursuant to the Amended and Restated KBR, Inc. 2006 Stock and Incentive Plan, as amended and restated (the “Plan”), units evidencing the right to receive __________ shares of the Company’s common stock (“Stock”), are awarded to Employee, subject to the conditions of the Plan and this Agreement (the “Performance Stock Units”). (b) Plan Incorporated. Employee acknowledges receipt of a copy of the Plan, and agrees that this award of Performance Stock Units shall be subject to all of the terms and conditions set forth in the Plan, including future amendments thereto, if any, pursuant to the terms thereof, which is incorporated herein by reference as a part of this Agreement. Except as defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan. 2. Terms of Performance Stock Units. Employee hereby accepts the Performance Stock Units and agrees with respect thereto as follows: (a) Forfeiture of Performance Stock Units. In the event of termination of Employee’s employment with the Company or any employing Subsidiary of the Company for any reason other than (i) death or (ii) disability (disability being defined as being physically or mentally incapable of performing either the Employee’s usual duties as an Employee or any other duties as an Employee that the Company reasonably makes available and such condition is likely to remain continuously and permanently, as determined by the Company or employing Subsidiary), or except as otherwise provided in the second and third sentences of subparagraph (c) of this Paragraph 2, or if the Employee breaches any of the covenants set forth in Paragraph 10, Employee shall, for no consideration, forfeit all Performance Stock Units to the extent they are not fully vested. In addition, except as otherwise provided in the second and third sentences of subparagraph (c) of this Paragraph 2, Employee shall, for no consideration, forfeit all of the Performance Stock Units on December 31, 2022, if the Committee that administers the Plan (the “Committee”) determines, in its sole discretion, that calendar year 2022 was not a successful year for the Company. Any such determination by the Committee shall be made on or before the first anniversary of the Grant Date. (b) Assignment of Award. The Performance Stock Units may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of unless transferable by will or the laws of descent and distribution or pursuant to a “qualified domestic relations order” as defined by the U.S. Internal Revenue Code (the “Code”).

US EMPLOYEE – 3-Year Vesting 2 (c) Vesting Schedule. The Performance Stock Units shall vest in accordance with the following schedule provided that Employee has been continuously employed by the Company from the date of this Agreement through the applicable vesting date and such Performance Stock Units have not been forfeited pursuant to the last two sentences of subparagraph (a) of this Paragraph 2: Vesting Date Vested Percentage of Total Number of Performance Stock Units 1st Anniversary of Grant Date 33 ⅓% 2nd Anniversary of Grant Date 66 ⅔% 3rd Anniversary of Grant Date 100% Notwithstanding the foregoing, unless otherwise provided in an Other Agreement pursuant to Paragraph 8, the Performance Stock Units shall become fully vested on the earliest of (i) the occurrence of Employee’s Involuntary Termination or termination for Good Reason within two years following a Corporate Change (as such terms are defined in the Plan) or (ii) the date Employee’s employment with the Company is terminated by reason of death or disability (as determined above); provided, however, that if the Performance Stock Units have been forfeited pursuant to the last two sentences of subparagraph (a) of this Paragraph 2 prior to the date of the occurrence of an event described in clause (i) or (ii) of this sentence, then the Performance Stock Units shall remain forfeited and shall not vest upon the occurrence of any such event. In the event Employee’s employment is terminated for any other reason, including retirement with the approval of (A) the Committee if Employee is a “senior executive of the Company” (as defined below) or (B) the Company’s Chief Executive Officer (the “CEO) if Employee is not a senior executive of the Company, the Committee (or its delegate, as appropriate) or, in the event of retirement of an Employee who is not a senior executive of the Company, the CEO, as applicable, may, in the Committee’s (or such delegate’s) or the CEO’s, as applicable, sole discretion, approve the acceleration of the vesting of any or all Performance Stock Units that have not yet been forfeited and which are still outstanding and subject to restrictions, such vesting acceleration to be effective on the date of such approval or Employee’s termination date, if later. Notwithstanding the foregoing, in no event shall the Performance Stock Units become fully vested prior to the expiration of one month from the Grant Date. “Senior executive” for purposes of this Agreement shall mean (i) the CEO and (ii) any regular, full- time employee of the Company or an affiliate who (A) is an officer of the Company required to file reports with the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, (B) is an officer of the Company who reports directly to the CEO, (C) is the Chief Accounting Officer of the Company, or (D) is the highest ranking management position (with at least a title of Director or above) with direct oversight over internal audits of the Company. (d) Stockholder Rights. Employee shall have no rights of a stockholder with respect to shares of Stock subject to this Award unless and until such time as the Award has been settled by the transfer of shares of Stock to Employee, except that Employee shall have the right to receive payments equal to the dividends or distributions declared or paid on a share of Stock at the same time as those dividends or distributions

US EMPLOYEE – 3-Year Vesting 3 are paid to holders of Stock. Notwithstanding the previous sentence, Employee shall accrue dividends or distributions declared or paid on a share of Stock at the same time as those dividends or distributions are paid to holders of Stock, but shall not have the right to receive such payments or distributions until such shares of Stock have satisfied the performance objective described in the last two sentences of subparagraph (a) of this Paragraph 2 (in which case, any such accrued dividends or distributions with respect to such shares shall be paid within 30 days after the date such performance objective has been satisfied). If such shares do not satisfy such performance objective and are forfeited, the accrued dividends or distributions with respect to such shares shall also be forfeited. (e) Payment for Vested Performance Stock Units. Payment for vested Performance Stock Units shall be made as soon as administratively practicable after vesting, but in no event later than thirty days after the vesting date. Settlement will be made in the form of shares of Stock equal in number to the number of Performance Stock Units with respect to which payment is being made on the applicable date; provided, however, that payment for a vested Performance Stock Unit shall be made at the time provided above solely in cash (in lieu of in the form of a share of Stock) in an amount equal to the Fair Market Value as of the vesting date of such Performance Stock Unit if there are an insufficient number of shares available for delivery under the Plan at the time of such settlement as determined by the Committee or its delegate in the Committee’s or such delegate’s sole discretion. Notwithstanding the foregoing, the Company shall not be obligated to deliver any shares of Stock if counsel to the Company determines that such sale or delivery would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Stock is listed or quoted. (f) Recovery of Benefits. The Company shall seek recovery of any benefits provided hereunder to Employee if such recovery is required by any clawback policy adopted by the Company, which may be amended from time to time, including, but not limited to, any clawback policy adopted to satisfy the minimum clawback requirements adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the regulations thereunder or any other applicable law. 3. Withholding of Tax. The Committee may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with this Award. Unless the Committee provides otherwise, to the extent this Award is settled in shares of Stock, the Company shall reduce the number of shares of Stock that would have otherwise been delivered to Employee by a number of shares of Stock having a Fair Market Value equal to the amount required to be withheld. 4. Employment Relationship. For purposes of this Agreement, Employee shall be considered to be in the employment of the Company as long as Employee remains an employee of the Company, a Parent Corporation or Subsidiary of the Company, or a corporation or a Parent Corporation or subsidiary of such corporation assuming or substituting a new award for this Award. Without limiting the scope of the preceding sentence, it is expressly provided that Employee shall be considered to have terminated employment with the Company at the time of the termination of the “Subsidiary” status under the Plan of the entity or other organization that employs Employee. Any

US EMPLOYEE – 3-Year Vesting 4 question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee, or its delegate, as appropriate, and its determination shall be final. 5. Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Performance Stock Units. 6. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee. 7. Compliance with Law. Notwithstanding any other provision of the Plan or this Agreement, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the shares of Stock, the Company shall not be required to deliver any shares issuable upon settlement of the Performance Stock Units prior to the completion of any registration or qualification of the shares under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. Employee understands that the Company is under no obligation to register or qualify the shares with the SEC or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Further, Employee agrees that the Company shall have unilateral authority to amend the Plan and the Agreement without Employee's consent to the extent necessary to comply with securities or other laws applicable to issuance of shares. 8. Other Agreements. The terms of this Agreement shall be subject to, and shall not modify, the terms and conditions of any employment, severance, and/or change-in-control agreement between the Company (or a Subsidiary) and Employee concerning equity-based awards (“Other Agreement”), except that, notwithstanding anything in such Other Agreement to the contrary, any normal retirement age of 65 or other retirement-based vesting provisions in such Other Agreement shall be of no force or effect for purposes of the vesting of these Performance Stock Units. 9. Governing Law and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, U.S.A., except to the extent that it implicates matters that are the subject of the General Corporation Law of the State of Delaware, which matters shall be governed by the latter law notwithstanding any conflicts of laws principles that may be applied or invoked directing the application of the laws of another jurisdiction. Exclusive venue for any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it or arising from it, or dispute resolution proceeding arising hereunder for any claim or dispute, the parties hereby submit to and consent to the sole and exclusive jurisdiction of Houston, Harris County, Texas, notwithstanding any conflicts of laws principles that may direct the jurisdiction of any other court, venue, or forum, including the jurisdiction of Employee’s home country.

US EMPLOYEE – 3-Year Vesting 5 10. Non-Competition; Non-Solicitation; Non-Disclosure. (a) Following the date Employee enters into this Agreement, the Company and/or its Subsidiary(ies) shall provide Employee access to Confidential Information (as defined below). Such Confidential Information shall be for use only during Employee’s employment with the Company, and as an express incentive for the Company to enter into this Agreement and to grant to Employee the Performance Stock Units (which grant, Employee acknowledges, shall further align Employee’s interests with the long-term business interests of the Company and its Subsidiaries) and provide Employee with Confidential Information, Employee has voluntarily agreed to the covenants set forth in this Paragraph 10. Employee agrees and acknowledges that the limitations and restrictions set forth herein, including geographical and temporal restrictions on certain competitive activities, are reasonable in all respects, do not interfere with public interests, will not cause Employee undue hardship, and are material and substantial parts of this Agreement intended and necessary to prevent unfair competition and to protect the Company’s and its Subsidiaries’ trade secrets and other Confidential Information, goodwill and legitimate business interests. (b) During the Prohibited Period (as defined below), Employee shall not, without the prior written approval of the Company, directly or indirectly, for Employee or on behalf of or in conjunction with any other person or entity of any nature: (i) engage in or participate within the Market Area (as defined below) in competition with the Company or any of its Subsidiaries in any aspect of the Business (as defined below), which prohibition shall prevent Employee from directly or indirectly: (A) owning, managing, operating, or being an officer or director of, any business that competes with the Company or any of its Subsidiaries in the Market Area, or (B) joining, becoming an employee or consultant of, or otherwise being affiliated with, any person or entity engaged in, or planning to engage in, the Business in the Market Area in competition, or anticipated competition, with the Company or any of its Subsidiaries in any capacity (with respect to this clause (B)) in which Employee’s duties or responsibilities are the same as or similar to the duties or responsibilities that Employee had on behalf of the Company or any of its Subsidiaries, or involve direct or indirect oversight over such duties or responsibilities; (ii) appropriate any Business Opportunity of, or relating to, the Company or any of its Subsidiaries located in the Market Area; (iii) solicit, canvass, approach, encourage, entice or induce any customer or supplier of the Company or any of its Subsidiaries for whom or which Employee had responsibility in the final 12 months prior to the termination of Employee’s employment with the Company to cease or lessen such customer’s or supplier’s business with the Company or any of its Subsidiaries; or

US EMPLOYEE – 3-Year Vesting 6 (iv) solicit, canvass, approach, encourage, entice or induce any employee or contractor of the Company or any of its Subsidiaries to terminate his, her or its employment or engagement with the Company or any of its Subsidiaries. (c) Notwithstanding any other provision of this Agreement: (i) the covenants set forth in this Paragraph 10 shall not apply to restrict any of Employee’s activities within the State of California, including if Employee is a California resident; and (ii) if prohibited by any applicable law regarding non- competition restrictions in Washington, D.C., the covenants set forth in Paragraphs 10(b)(i) and 10(b)(ii) shall not apply with respect to any activities conducted within (including individuals’ performance of work in) Washington, D.C.; provided, however, for the avoidance of doubt, the foregoing exceptions under this Paragraph 10(c) shall not limit any other obligations that Employee owes to the Company or any of its Subsidiaries under any other agreements or applicable laws, including (without limitation) with respect to the protection of Confidential Information. (d) If Employee is an attorney at law or licensed lawyer in any jurisdiction, none of the restrictions set forth in this Paragraph 10 shall be interpreted or applied in a manner to prevent or restrict Employee from practicing law, as it is the intent of this Paragraph 10 to create certain limitations on Employee’s business activities only, and not to create limitations that would restrict Employee from practicing law. If Employee is an attorney at law or licensed to practice law, Employee acknowledges and agrees that, both during Employee’s employment with the Company and thereafter, Employee shall be bound by all ethical and professional obligations (including those with respect to conflicts of interest and confidentiality) that may arise from Employee’s provision of legal services to, and acting as legal counsel for, the Company and (as applicable) its Subsidiaries. (e) Employee agrees, both during and after Employee’s employment with the Company, not to use or disclose any Confidential Information other than for the benefit of the Company or its Subsidiaries in the course of Employee’s duties for the Company or its applicable Subsidiary. All trade secrets, non-public information, designs, ideas, concepts, improvements, product developments, discoveries and inventions, whether patentable or not, that are conceived, made, developed or acquired by or disclosed to Employee, individually or in conjunction with others, in connection with Employee’s employment with the Company or otherwise during the time that Employee is or has been employed or engaged by the Company or any of its Subsidiaries (whether during business hours or otherwise and whether on the Company’s or its Subsidiaries’ premises or otherwise), that relate to the Companies’ or its Subsidiaries’ businesses or properties, products or services (including all such information relating to corporate opportunities, operations, future plans, methods of doing business, business plans, formulas, strategies for developing business and market share, research, financial and sales data, pricing terms, evaluations, opinions, interpretations, acquisition prospects, the identity of customers or their requirements, research and development information, the identity of key contacts

US EMPLOYEE – 3-Year Vesting 7 within customers’ organizations or within the organization of acquisition prospects, or marketing and merchandising techniques, prospective names and marks) is defined as “Confidential Information”. For purposes of this Agreement, Confidential Information shall not include any information that (i) is or becomes generally available to the public other than as a result of a disclosure or wrongful act of Employee or Employee’s agents; (ii) was available to Employee on a non-confidential basis before its disclosure by the Company or any of its Subsidiaries; or (iii) becomes available to Employee on a non- confidential basis from a source other than the Company or any of its Subsidiaries; provided, that such source is not bound by a confidentiality agreement with, or other obligation with respect to confidentiality to, the Company or any of its Subsidiaries. (f) Notwithstanding the foregoing Paragraph 10(e), nothing in this Agreement shall prohibit or restrict Employee from lawfully (i) initiating communications directly with, cooperating with, providing information to, causing information to be provided to, or otherwise assisting in an investigation by, any governmental authority (in each instance regarding a possible violation of any law); (ii) responding to any inquiry or legal process directed to Employee from any such governmental authority; (iii) testifying, participating or otherwise assisting in an action or proceeding by any such governmental authority relating to a possible violation of law or (iv) making any other disclosures that are protected under the whistleblower provisions of any applicable law. Additionally, pursuant to the federal Defend Trade Secrets Act of 2016, Employee shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (x) is made (A) in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney and (B) solely for the purpose of reporting or investigating a suspected violation of law; (y) is made to Employee’s attorney in relation to a lawsuit for retaliation against Employee for reporting a suspected violation of law or (z) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Nothing in this Agreement requires Employee to obtain prior authorization before engaging in any conduct described in this paragraph, or to notify the Company or any of its Subsidiaries that Employee has engaged in any such conduct. (g) Because of the difficulty of measuring economic losses to the Company and its Subsidiaries as a result of a breach or threatened breach of the covenants set forth in this Paragraph 10, and because of the immediate and irreparable damage that would be caused to the Company and its Subsidiaries for which they would have no other adequate remedy, the Company and each of its Subsidiaries shall be entitled to enforce the foregoing covenants, in the event of a breach or threatened breach, by injunctions and restraining orders from any court of competent jurisdiction, without the necessity of showing any actual damages or that money damages would not afford an adequate remedy, and without the necessity of posting any bond or other security. The aforementioned equitable relief shall not be the Company’s or its Subsidiaries’ exclusive remedy for a breach but instead shall be in addition to all other rights and remedies available to the Company and each of its Subsidiaries at law and equity.

US EMPLOYEE – 3-Year Vesting 8 (h) The covenants in this Paragraph 10, and each provision and portion hereof, are severable and separate, and the unenforceability of any specific covenant (or portion thereof) shall not affect the provisions of any other covenant (or portion thereof). Moreover, in the event any arbitrator or court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which such arbitrator or court deems reasonable, and this Agreement shall thereby be reformed. (i) The following terms shall have the following meanings: (i) “Business” shall mean the business and operations that are the same or similar to those performed by the Company and any of its Subsidiaries for which Employee provides services or about which Employee obtains Confidential Information during Employee’s employment with the Company. (ii) “Business Opportunity” shall mean any commercial, investment or other business opportunity relating to the Business. (iii) “Market Area” shall mean: (i) during that portion of the Prohibited Period that exists during which Employee is employed by the Company, any geographic area or market where Employee provides, or has provided, services to the Company or any of its Subsidiaries; and (ii) during that portion of the Prohibited Period that exists following the date that Employee is no longer employed by the Company, any geographic area or market where Employee provided services to the Company or any of its Subsidiaries as of the date Employee is no longer employed by the Company or during the 12 months prior to such date. (iv) “Prohibited Period” shall mean the period during which Employee is employed by the Company and continuing for a period of 12 months following the date that Employee is no longer employed by the Company; provided, however, with respect to a termination of employment with the Company on or after the date upon which a Corporate Change occurs, the Prohibited Period shall end on the date of such termination of employment with respect to the obligations under Paragraphs 10(b)(i) and 10(b)(ii). 11. Section 409A. Notwithstanding anything in this Agreement to the contrary, if any provision in this Agreement would result in the imposition of an applicable tax under Section 409A of the Code and related regulations and United States Department of the Treasury pronouncements (“Section 409A”), that provision will be reformed to avoid imposition of the applicable tax and no action taken to comply with Section 409A shall be deemed to adversely affect Employee’s rights under this Agreement. [Signatures on the following page.]

US EMPLOYEE – 3-Year Vesting 9 IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and Employee has executed this Agreement, all as of the date first above written. KBR, INC. By: Name: Stuart J. B. Bradie Title: President and CEO EMPLOYEE: Date: